UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 2, 2005

BIOSITE INCORPORATED
(Exact name of registrant as specified in charter)

Delaware	000-21873	33-0288606
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11030 Roselle Street San Diego, California	92121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 455-4808

Not Applicable.
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

On June 2, 2005, we completed the package insert that will accompany the Triage® Stroke Panel in the European Union.  We anticipate that the test will be introduced into commercial distribution in the European Union in July 2005 pending our completion of the self-certification procedures required for CE marking of the product.  A copy of the proposed package insert is attached as Exhibit 99.1 to this Form 8-K.  The Triage Stroke Panel, which is intended to be used as an aid in the assessment and diagnosis of cerebral ischemia (stroke), consists of multiple biomarkers and utilizes a proprietary algorithm to calculate a single MultiMarker Index™ result.

The Triage Stroke Panel has not been approved for sale or use in the United States. In April 2005 we reported that we had received a letter from the U.S. Food and Drug Administration (“FDA”) indicating that the Premarket Approval Application (“PMA”) submitted in 2004 for our Triage Stroke Panel is on hold pending submission of additional information. The letter further states that the issues raised need to be resolved before the FDA can complete their review, otherwise the PMA in its current form would be considered not approvable.  We have met with the FDA to discuss the status of the PMA and we intend to continue those discussions with the agency.

                Except for the historical information presented herein, matters discussed in this Form 8-K are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements.  These risks and uncertainties include risks associated with our ability to obtain regulatory approvals and complete other clinical and pre-market activities needed to launch the Triage Stroke Panel in Europe and the United States; our ability to effectively promote and gain market acceptance of the Triage Stroke Panel; costs and expenses that we may incur in transitioning from a distributor sales model to a direct sales model in selected international markets; and the other risks detailed in our most recent Annual Report on Form 10-K, as amended, our most recent Quarterly Report on Form 10-Q, and other filings with the Securities and Exchange Commission. We disclaim, however, any intent or obligation to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSITE INCORPORATED

Date: June 6, 2005	By:	/s/ CHRISTOPHER J. TWOMEY
Christopher J. Twomey
Senior Vice President, Finance and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1 (1)	Package insert for European launch of Triage Stroke Panel

(1)           This Exhibit is being “furnished” by the Registrant and shall not be deemed “filed” by the Registrant for purposes of Section 18 of the Securities Exchange Act of 1934, or deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.